UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008 (July 9, 2008)

GSI GROUP INC.

(Exact name of Registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

125 Middlesex Turnpike, Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (781) 266-5700

39 Manning Road, Billerica, Massachusetts 01821

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On July 9, 2008, GSI Group Inc., a New Brunswick corporation (“GSI”), and Eagle Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of GSI (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Excel Technology, Inc., a Delaware corporation (“Excel”).

Pursuant to the Merger Agreement, Purchaser will (a)(i) commence a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.001 per share, of Excel (“Excel Shares”) at a price of $32.00 per share, net to the holder thereof in cash without interest (the “Offer Price”) and (ii) subject to the satisfaction or waiver by Purchaser of the conditions to the Offer, accept for payment and pay for the Excel Shares tendered pursuant to the Offer, and (b) thereafter upon the terms and subject to the conditions set forth in the Merger Agreement, merge with and into Excel (the “Merger”), with Excel surviving the Merger and becoming an indirect wholly-owned subsidiary of GSI. At the effective time of the Merger, any remaining outstanding Excel Shares not tendered in the Offer will be converted into the right to receive the Offer Price. At the effective time of the Merger, each option to acquire Excel Shares granted under any of Excel’s option plans (an “Option”) outstanding and unexercised immediately prior to the effective time of the Merger, whether vested or unvested, will be terminated and will solely represent the right to receive the excess, if any, of the Offer Price over the per share exercise price of such Option, multiplied by the number of Excel Shares issuable upon exercise of such Option. All restrictions applicable to any restricted Excel Shares will lapse immediately prior to and contingent upon the effective time of the Merger, except to the extent such lapsing is waived by the holder of such restricted Excel Shares.

The Merger Agreement provides that Purchaser will commence the Offer promptly and in any event by July 23, 2008.

The obligation of Purchaser to accept for payment and pay for Excel Shares tendered in the Offer is subject to the satisfaction or waiver of the conditions to the Offer set forth in the Merger Agreement, including among others, (a) there having been validly tendered and not withdrawn prior to the expiration of the Offer that number of Excel Shares which, together with Excel Shares already owned by GSI, Purchaser or their subsidiaries, constitutes a majority of the then-outstanding Excel Shares on a fully diluted basis (which means the Excel Shares actually outstanding plus Excel Shares underlying certain securities which are then exercisable for Excel Shares) (the “Minimum Condition”) and (b) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The Minimum Condition may not be waived by Purchaser without the prior written consent of Excel.

Under the Merger Agreement, GSI is required to provide to Purchaser on a timely basis the funds necessary to purchase any Excel Shares that Purchaser becomes obligated to purchase pursuant to the Offer. GSI and GSI Group Corporation, a Michigan corporation and a wholly-owned subsidiary of GSI (“GSI Sub”), have entered into a Securities Purchase Agreement (as defined below) with certain investors for the issuance and sale of $210,000,000 of Notes (as defined below) of GSI Sub and Warrants (as defined below) of GSI, the proceeds of which (the “Transaction Financing”), along with available cash, will be used to consummate the Offer and Merger. A description of the Securities Purchase Agreement is set forth below under “Financing Agreements.”

If the Offer is consummated, the closing of the Merger will be subject only to there being no legal impediment thereto and to adoption of the Merger Agreement by Excel’s stockholders if required under the Delaware General Corporation Law (the “DGCL”). The Merger Agreement provides that in the event GSI and Purchaser, or any other direct or indirect subsidiary of GSI, owns at least 90% of the outstanding Excel Shares following the completion of the Offer (or any subsequent offering period), including as result of exercising the Top-Up Option described below, they will take all necessary and appropriate action to cause the Merger to be completed by means of a “short form” merger in accordance with Section 253 of the DGCL, without a meeting of Excel’s shareholders, as soon as practicable after consummation of the Offer. The Merger Agreement also provides that if following consummation of the Offer the Merger cannot be effectuated by means of a “short-form” merger, if permitted by, and in accordance with, applicable law and Excel’s certificate of incorporation and by-laws, GSI and Purchaser, as stockholders of Excel holding a majority of the issued and outstanding Excel Shares, will, not earlier than twenty (20) days after any required information statement is first distributed to Excel’s stockholders, adopt by written consent the Merger Agreement without a meeting of stockholders pursuant to Section 228 of the DGCL.

In the Merger Agreement, Excel has granted to Purchaser a one-time option (the “Top-Up Option”) to purchase from Excel such number of authorized but unissued Excel Shares (the “Top-Up Excel Shares”) that, when added to the number of Excel Shares owned, directly or indirectly, by GSI or Purchaser following the consummation of the Offer, constitutes one share more than 90% of the Excel Shares outstanding immediately after giving effect to the issuance of the Top-Up Excel Shares. The Top-Up Option is exercisable only after Purchaser’s acceptance for payment and payment for Excel Shares in accordance with the terms of the Offer and only if GSI and Purchaser own, directly or indirectly, at least 80% of the then-outstanding Excel Shares. Any Top-Up Excel Shares purchased by Purchaser pursuant to the Top-Up Option will be purchased at a price per Share equal to the Offer Price and may be paid for with a promissory note. The purpose of the Top-Up Option is to enable Purchaser to acquire additional Excel Shares after consummation of the Offer such that it will be able to immediately effect a “short-form” merger.

Pursuant to the terms of the Merger Agreement, effective upon the purchase of a majority of then-outstanding Excel Shares pursuant to the Offer, GSI will be entitled to designate a number of directors, rounded up to the next whole number, on Excel’s board of directors and board committees equal to the product of (i) the total number of directors on Excel’s board of directors or board committee, as applicable, and (ii) the percentage that the number of Excel Shares beneficially owned by GSI and/or Purchaser bears to the number of Excel Shares then outstanding.

The Merger Agreement includes customary representations, warranties and covenants of GSI, Purchaser and Excel. Excel has agreed to operate its business in the ordinary course and consistent with past practice until the Merger is consummated. Excel has also agreed not to solicit, initiate or facilitate discussions with third parties regarding other proposals to acquire Excel and to certain restrictions on its ability to respond to any such proposals. The Merger Agreement also includes certain termination provisions for both Excel and GSI, including a termination provision for GSI in the case that Transaction Financing proceeds of at least $210,000,000 are not available, and provides that, in connection with the termination of the Merger Agreement under specified circumstances, one party (either Excel or GSI) may be required to pay the other a termination fee of $9,000,000. Except for the payment of such termination fee by either GSI or Excel, as applicable and if required by the terms of the Merger Agreement, none of GSI, Purchaser or Excel will have any liability for or remedy to collect monetary damages based on any breach of the Merger Agreement by any other party to the Merger Agreement.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement is attached as an exhibit to this report and is incorporated herein by reference to provide information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the transaction described in this report, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The Merger Agreement contains representations and warranties GSI, Purchaser and Excel made to each other as of specific dates. The assertions embodied in those representations and warranties were made principally for purposes of establishing the circumstances in which Purchaser may have the right not to consummate the Offer, or a party may have the right to terminate the Merger Agreement, and may be subject to important qualifications and limitations agreed to by GSI, Purchaser and Excel in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among GSI, Purchaser and Excel rather than establishing matters as facts. Investors in GSI’s securities are not third party beneficiaries under the Merger Agreement and should not rely on the representations and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

Tender and Support Agreement

In order to induce GSI and Purchaser to enter into the Merger Agreement, concurrently with the execution of the Merger Agreement, the following (comprising all of the) directors and executive officers of Excel, who collectively beneficially own (including Options and restricted Excel Shares) approximately 9% (based on Excel’s most recent filings with the Securities and Exchange Commission (the “SEC”)) of the currently outstanding Excel Shares, entered into a Tender and Support Agreement with GSI and Purchaser (the “Tender and Support Agreement”): Antoine Dominic, Alice Varisano, Steven Georgiev, James Donald Hill, Ira Lamel and Donald Weeden. In the Tender and Support Agreement, such stockholders have agreed, upon the terms and subject to the conditions set forth therein, to tender the Excel Shares held by them in the Offer and to vote (and such stockholders have granted Parent an irrevocable proxy to vote) in favor of the Merger if necessary to consummate the Merger and against alternative proposals to acquire Excel. The Tender and Support Agreement terminates automatically upon the earlier of consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

The Tender and Support Agreement is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The foregoing description of the Tender and Support Agreement is qualified in its entirety by reference to the Tender and Support Agreement.

Financing Agreements

Securities Purchase Agreement

On July 9, 2008, GSI and GSI Sub entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P. (collectively, the “Investors”). Pursuant to the Securities Purchase Agreement, the Investors agreed to purchase (1) $210,000,000 of 11.0% Senior Notes due 2013 of GSI Sub (the “Notes”), plus (2) 210,000 warrants (the “Warrants”) to purchase on the Closing Date (as defined below) the number of GSI common shares, no par value (the “GSI Common Shares”), resulting from the Warrant Coverage Calculation (as defined below), at an initial exercise price of $0.01 per GSI Common Share, for an aggregate of $210,000,000. Pursuant to the terms of the Securities Purchase Agreement, for each $1,000 aggregate principal amount of Notes purchased by an Investor, GSI will issue such Investor one Warrant which will be initially exercisable for the number of GSI Common Shares resulting from the division of $150 by the lesser of (x) the closing bid price of the GSI Common Shares on July 9, 2008, and (y) the volume weighted average price of the GSI Common Shares for the 10 trading day period immediately preceding the date of the issuance of the Warrants; provided, however, that if the aggregate number of GSI Common Shares to be issued upon the exercise of the 210,000 Warrants exceeds 19.9% of the number of the GSI Common Shares outstanding on the date of issuance of the Warrants (the “GSI Common Share Limit”), then the number of GSI Common Shares for which each Warrant is initially exercisable will equal 1/210 of the GSI Common Share Limit (the “Warrant Coverage Calculation”). The Notes are to be issued pursuant to the terms and conditions of the Indenture (as defined below) and the Warrants are to be issued pursuant to the terms and conditions of the Warrant Agreement (as defined below). The Notes and the Warrants will be issued and sold to the Investors concurrently with the consummation of the Offer (the “Closing Date”). The net proceeds of the issuance and sale of the Notes and the Warrants are to be used to acquire Excel Shares in the Offer and the Merger. The Purchase Agreement contains customary representations, warranties and closing conditions.

A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement.

Neither GSI nor GSI Sub has had any prior material relationship with any Investor.

Indenture for GSI Sub’s 11% Senior Notes Due 2013

On the Closing Date, GSI Sub will issue and sell $210,000,000 aggregate principal amount of Notes to the Investors. The Notes are to be issued pursuant to an indenture (the “Indenture”), to be dated the Closing Date, by and among GSI Sub, as Issuer, GSI, as a Guarantor, Purchaser, as a Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

The Notes will bear interest at a rate of 11.0% per annum, payable semi-annually in arrears in cash, and will mature in 2013. The Notes will be guaranteed by GSI, Purchaser, and all future U.S. subsidiaries of GSI (other than certain immaterial subsidiaries).

GSI Sub may not redeem any Note prior to the one year anniversary of the Closing Date. From the first to the third anniversary of the Closing Date, GSI Sub may, at its option, redeem up to 50% of the Notes at par plus accrued but unpaid interest. From the third to the fifth anniversary of the Closing Date, GSI may, at its option, redeem up to 100% of the Notes at par plus accrued but unpaid interest. Upon the occurrence of certain change of control events prior to the first anniversary of the Closing Date, each holder of Notes may require GSI Sub to repurchase all or a portion of its Notes pursuant to a make-whole formula. If such change of control events occur on and after the first anniversary of the Closing Date, each holder of Notes may require GSI Sub to purchase all or a portion of its Notes at a price of 101% of the principal amount, plus all accrued unpaid interest on the Notes purchased to (but excluding) the date of purchase. GSI Sub will also be required to make an offer to repurchase the Notes at 100% of principal amount, plus accrued and unpaid interest, if for any period of four consecutive fiscal quarters beginning with the first fiscal quarter ending on December 31, 2010, if net indebtedness (as defined in the Indenture) of GSI and certain of its subsidiaries is greater than five times consolidated cash flow (as defined in the Indenture) of GSI and certain of its subsidiaries.

The terms of the Notes will require GSI Sub, GSI and certain of GSI’s subsidiaries to comply with certain covenants that restrict some of their corporate activities, including the ability of GSI Sub, GSI and such subsidiaries to incur additional debt, pay dividends, create liens, make investments, sell assets, repurchase equity or subordinated debt, or engage in specified transactions with affiliates. Noncompliance with any of the covenants without cure or waiver would constitute an event of default under the Notes. An event of default resulting from a breach of a covenant may result, at the option of the note holders, in an acceleration of the principal and interest outstanding. The Notes also contain other customary events of default (subject to specified grace periods), including defaults based on events of bankruptcy and insolvency, and nonpayment of principal, interest or fees when due.

Neither the Notes nor the guarantees will be registered under the Securities Act or the securities laws of any jurisdiction and will be subject to certain restrictions on transfer. Neither GSI nor GSI Sub has agreed to file a registration statement with the SEC relating to the resale of the Notes, or the guarantees thereof, issuable to the Investors and neither GSI nor GSI Sub has an intention of doing so.

The form of Indenture is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to such form of Indenture.

Warrant Agreement

On the Closing Date, GSI will issue and sell 210,000 Warrants to the Investors. The Warrants are to be issued pursuant to the Warrant Agreement (the “Warrant Agreement”), to be dated the Closing Date, by and among GSI and the Investors.

Each Warrant will be initially exercisable for the number of GSI Common Shares resulting from the Warrant Coverage Calculation described above under “Securities Purchase Agreement.” The initial exercise price of the Warrants is $0.01 per GSI Common Share. The Warrants will be exercisable at any time, in whole or in part, prior to the fifth anniversary of the Closing Date, but are subject to mandatory conversion, on a cashless basis, upon the effectiveness of the resale registration statement for the GSI Common Shares issuable upon exercise of the Warrants, which is to be filed pursuant to the Registration Rights Agreement (as defined below). The exercise price may be paid (i) in cash, or (ii) on a cashless basis (x) by instructing GSI to withhold a number of GSI Common Shares underlying the Warrants or (y) by surrendering to GSI the GSI Common Shares previously acquired by the holder, or a combination of the foregoing.

The Warrants will be issued in a private transaction in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act. Accordingly, the Warrants may not be offered or sold in the United States without registration or an applicable exemption of registration requirements.

The form of Warrant Agreement is filed as Exhibit 99.3 hereto and is incorporated herein by reference. The foregoing description of the Warrants is qualified in its entirety by reference to the form of Warrant Agreement.

Registration Rights Agreement

On the Closing Date, simultaneously with the closing of the sale of the Notes and the Warrants to the Investors, GSI and the Investors will enter into a registration rights agreement (the “Registration Rights Agreement”) whereby, subject to the conditions set forth therein, GSI agrees to file a shelf registration statement with the SEC relating to the resale of the GSI Common Shares issuable upon exercise of the Warrants. The registration rights that will be granted in the Registration Rights Agreement are subject to customary restrictions such as blackout periods. The Registration Rights Agreement provides for certain monetary damages in the event that GSI does not (i) file the shelf registration statement within a specified time period, (ii) cause the shelf registration statement to become effective within a specified time period, or (iii) maintain the effectiveness of the shelf registration statement for a specified period, subject to certain exceptions.

The form of Registration Rights Agreement is filed as Exhibit 99.4 hereto and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement.

Item 2.02. Results of Operations and Financial Condition.

On July 10, 2008, GSI and Excel issued a joint press release which, in addition to announcing the execution of the Merger Agreement and the Securities Purchase Agreement described under Item 1.01 above and describing the transactions contemplated by these agreements, reaffirmed that GSI’s 2008 second quarter results will be slightly above the mid-point of the previously stated range with revenue expected between $64.0 million and $68.0 million and earnings per share of approximately two cents. A copy of the joint press release is attached as Exhibit 99.5 to this report.

Item 8.01 Other Events.

On July 10, 2008, GSI and Excel issued a joint press release announcing the execution of the Merger Agreement and the Securities Purchase Agreement and describing the transactions contemplated thereby. The joint press release is attached as Exhibit 99.5 and is incorporated by reference into this Item 8.01.

Additional Information

The tender offer for outstanding common stock of Excel referred to in this report has not yet been commenced. Neither this report, nor the description of the tender offer contained herein, is an offer to purchase nor a solicitation of an offer to sell securities of Excel. At the time the tender offer is commenced, GSI and Purchaser will file with the Securities and Exchange Commission (SEC) a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer, and Excel will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. These documents will be sent free of charge to the stockholders of Excel. These documents will contain important information about the tender offer, and stockholders of Excel are urged to read them carefully when they become available. Stockholders of Excel will be able to obtain a free copy of these documents (when they become available) and other documents filed by Excel or GSI with the SEC at the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain a free copy of these documents (when they become available) from GSI by contacting GSI at 125 Middlesex Turnpike, Bedford, Massachusetts 01730, attention: Investor Relations, or from Excel by contacting Excel at 41 Research Way, East Setauket, New York 11733, attention: Investor Relations.

Forward Looking Information

Certain statements in, or incorporated by reference in, this report may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained or incorporated by reference in this report that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “objective” and other similar expressions. Investors should not place undue reliance on the forward- looking statements contained or incorporated by reference in this report. Such statements are based on management’s beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Some of the risks and uncertainties that may cause actual results to differ materially from those contained in the statements include the following: (a) the occurrence of any event, change or other circumstance that could result in the Offer not being consummated, including the conditions to the Offer not being satisfied, or in the termination of the Merger Agreement as a result of GSI’s external Transaction Financing described in this report being unavailable due to the non-satisfaction of the conditions contained in the Financing Agreements or the failure of the investors party thereto to fulfill their obligations thereunder, or as a result of other events set forth in the Merger Agreement which would entitle a party to terminate the Merger Agreement; (b) the inability to complete the transaction due to the failure to receive required regulatory or other approvals or to satisfy other conditions to the transaction; (c) the risk that the proposed transaction disrupts current plans and operations; (d) the risk that anticipated synergies and opportunities as a result of the transaction will not be realized; (e) difficulty or unanticipated expenses in connection with integrating Excel into GSI; (f) the risk that the acquisition does not perform as planned, including the risk that GSI will not achieve revenue projections; (g) the inability to retain key employees of either company and (h) changes in either company’s business between now and the completion of the Offer and the Merger. Other risks include the fact that each of the companies’ sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the companies, risks of currency fluctuations, risks to the companies of delays in new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions, changes in applicable accounting standards, tax regulations or other external regulatory rules and standards, and other risks detailed in reports and documents filed by the companies with the SEC and by GSI with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond GSI’s control, could cause the companies actual results and other future events to differ materially from those anticipated. GSI does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibits 2.1, 10.1, 99.1, 99.2, 99.3, 99.4 and 99.5 (other than the first sentence of the seventh paragraph of Exhibit 99.5 which is furnished and not filed) are filed or deemed filed herewith:

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of July 9, 2008, by and among GSI Group Inc., Eagle Acquisition Corporation and Excel Technology, Inc.

10.1	Securities Purchase Agreement, dated as of July 9, 2008, by and among GSI Group Inc., GSI Group Corporation, Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.1	Tender and Support Agreement, dated as of July 9, 2008, by and among GSI Group Inc., Eagle Acquisition Corporation, Antoine Dominic, Alice Varisano, Steven Georgiev, James Donald Hill, Ira Lamel and Donald Weeden.

99.2	Form of Indenture (including the Forms of Notes), by and among GSI Group Corporation, as Issuer, GSI Group Inc., as a Guarantor, Eagle Acquisition Corporation, as a Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.3	Form of Warrant Agreement (including the Form of Warrant), by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.4	Form of Registration Rights Agreement, by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.5	Joint press release issued by GSI Group Inc. and Excel Technology, Inc., dated July 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC. (Registrant)

Date: July 11, 2008	By: /s/ Robert L. Bowen Name: Robert L. Bowen Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of July 9, 2008, by and among GSI Group Inc., Eagle Acquisition Corporation and Excel Technology, Inc.

10.1	Securities Purchase Agreement, dated as of July 9, 2008, by and among GSI Group Inc., GSI Group Corporation, Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.1	Tender and Support Agreement, dated as of July 9, 2008, by and among GSI Group Inc., Eagle Acquisition Corporation, Antoine Dominic, Alice Varisano, Steven Georgiev, James Donald Hill, Ira Lamel and Donald Weeden.

99.2	Form of Indenture (including the Forms of Notes), by and among GSI Group Corporation, as Issuer, GSI Group Inc., as a Guarantor, Eagle Acquisition Corporation, as a Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.3	Form of Warrant Agreement (including the Form of Warrant), by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.4	Form of Registration Rights Agreement, by and among GSI Group Inc., Tempo Master Fund LP, Hale Capital Partners, LP, Interlachen Convertible Investments Limited, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Partners V, LP, Silver Oak Capital, L.L.C., Highbridge International LLC, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited, UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited and Liberty Harbor Master Fund I, L.P.

99.5	Joint press release issued by GSI Group Inc. and Excel Technology, Inc., dated July 10, 2008.

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